UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 12, 2011, Molson Coors Brewing Company (the “Company”) entered into a Credit Agreement, dated as of April 12, 2011 (the “Credit Agreement”) among the Company; Molson Canada 2005 (“MC 2005”), Molson Coors International LP (“MCI LP”), Molson Coors Canada Inc. (“MCCI”), and Molson Coors Brewing Company (UK) Limited (“MCBC UK”); the Lenders party thereto; Deutsche Bank AG New York Branch, as Administrative Agent and Issuing Bank; and Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent; and Bank of Montreal and The Toronto-Dominion Bank as Issuing Bank.  MC 2005, MCI LP, MCCI and MCBC UK are referred to as the Borrowing Subsidiaries.  Pursuant to the Credit Agreement, the Company guaranteed all obligations of the Borrowing Subsidiaries owing under the Credit Agreement.

The Credit Agreement provides for a four-year revolving credit facility of U.S.$400,000,000.  In addition, the Credit Agreement provides a $100,000,000 sub-facility of the revolving credit facility which is available for the issuance of letters of credit.  The obligations under the Credit Agreement are general unsecured obligations of the Company and the Borrowing Subsidiaries.

In connection with the Credit Agreement, the Company, Coors Brewing Company (“CBC”), MC Holding Company LLC (“MC Holding”), CBC Holdco, Inc. (“CBC Holdco”), CBC Holdco 2, Inc. (“CBC Holdco 2”), Coors International Holdco, ULC (“Coors Holdco”), MCBC UK, Golden Acquisition (“Golden”), MC 2005, MCCI, Molson Coors Capital Finance ULC, (“MC Capital Finance”), Molson Coors Holdings Limited (“Holdings Limited”), Molson Coors International General, ULC (“International General”), MCI LP, Molson Coors Callco ULC (“Callco”) and Molson Inc. (“Molson”) entered into a Subsidiary Guarantee Agreement dated April 12, 2011 (the “Subsidiary Guarantee Agreement”) pursuant to which (i) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco and MCI LP agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and each US Borrowing Subsidiary (as defined therein) under the Credit Agreement, (ii) Molson and MCCI agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each Canadian Borrowing Subsidiary (as defined therein) under the Credit Agreement, and (iii) MCBC UK, Holdings Limited and Golden agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each UK Borrowing Subsidiary (as defined therein) under the Credit Agreement, in each case, on the terms and subject to the conditions set forth in the Subsidiary Guarantee Agreement.

The descriptions of the Credit Agreement and the Subsidiary Guarantee Agreement, included in Item 2.03 of this Current Report on Form 8-K, are incorporated by reference into this Item 1.01.

The Company intends to use any other proceeds from borrowings, from time to time, under the Credit Agreement for general corporate purposes of the Company and its subsidiaries.

Item 1.02. Termination of Material Definitive Agreement.

On April 12, 2011, the Company terminated the $750,000,000 Credit Agreement, dated as of March 2, 2005, as amended (the “Prior Credit Agreement”), by and among the Company, CBC,

MC 2005, Molson, MCCI and Coors Brewers Limited; the Lenders party thereto; Wachovia Bank, National Association, as administrative agent, issuing bank and swingline lender; and Bank of Montreal, as Canadian administrative agent, issuing bank and swingline lender. The Prior Credit Agreement was scheduled to expire on August 31, 2011. However, the Prior Credit Agreement was terminated in connection with and as a condition of entering into the Credit Agreement. The Company did not incur any early termination penalties in connection with the termination.

A description of the Prior Credit Agreement is included in the Company’s Form 8-K filed March 7, 2005 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed above, on April 12, 2011, the Company and the Borrowing Subsidiaries entered into the Credit Agreement which provides for a revolving credit facility in the maximum principal amount of U.S.$400,000,000. Unless terminated earlier, the Credit Agreement will mature on April 10, 2015, and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, if any, will be payable in full upon such date.

Loans under the Credit Agreement will, at the Company’s option, bear interest at a rate for (a) U.S. dollar denominated loans, based on the highest of (i) the U.S. prime rate, (ii) the federal funds rate plus 0.5%, or (iii) based on the LIBOR rate for one month plus 1%; (b) for Canadian dollar denominated loans, based on (i) the greater of the Canadian prime rate or (ii) the CDOR Rate (as defined in the Credit Agreement) plus 0.5%; (c) for Canadian dollar denominated bills of exchange, based on the applicable rate (which is based upon credit agency ratings, applicable on such date to index debt and the principal amount outstanding under this facility); and (d) for Sterling or Euro denominated loans, based on LIBOR.

Letters of credit under the Credit Agreement will be issued by the Administrative Agent, an Issuing Bank or such other lender as agreed to by the parties.

The Credit Agreement contains covenants, including, among other things, covenants that restrict the ability of the Company and its subsidiaries to incur certain additional priority indebtedness, create or permit liens on assets, or engage in mergers or consolidations. The Credit Agreement also requires the Company to maintain a leverage ratio of no greater than 3.50 to 1.00.

If an event of default under the Credit Agreement shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.

Pursuant to the Subsidiary Guarantee Agreement, the Subsidiary Guarantors agreed to guarantee,  jointly and severally, the payment when and as due of the obligations of the Company and the Subsidiary Borrowers under the Credit Agreement as follows: (i) MC Capital Finance,

International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco and MCI LP agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and each US Borrowing Subsidiary (as defined therein) under the Credit Agreement, (ii) Molson and MCCI agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each Canadian Borrowing Subsidiary (as defined therein) under the Credit Agreement, and (iii) MCBC UK, Holdings Limited and Golden agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each UK Borrowing Subsidiary (as defined therein) under the Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

/s/ Julio Ramirez
Date: April 18, 2011	By:	Julio Ramirez
Vice President and Treasurer